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                                                                  EXHIBIT 10.37


                     FIRST AMENDMENT TO SECURITY AGREEMENT

                 THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment") is made this 19th day of February, 1997, by FALCONITE EQUIPMENT, INC. (formerly known as Falconite, Inc.), an Illinois corporation ("Borrower"), and is accepted by CITIZENS BANK & TRUST COMPANY OF PADUCAH ("Secured Party").

                                  WITNESSETH:

                 WHEREAS, Borrower has heretofore executed and delivered to Secured Party that certain Security Agreement dated October 5, 1995 (the "Security Agreement"); and

                 WHEREAS, Borrower desires to amend the Security Agreement to in the manner hereinafter set forth and Secured Party is willing to consent thereto on the terms and conditions hereinafter set forth;

                 NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby amends the Security Agreement as follows:

                 1. All references in the Security Agreement to "Falconite, Inc." shall henceforth mean Falconite Equipment, Inc. (formerly known as Falconite, Inc.), an Illinois corporation.

                 2. The first "WHEREAS" clause on page 1 of the Security Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "WHEREAS, Borrower and Secured Party have entered
                 into that certain Revolving Credit and Term Loan Agreement dated October 5, 1995, by and between Borrower and Secured Party, as amended by that certain First Amendment to Revolving Credit and Term Loan Agreement dated January 5, 1996, that certain Second Amendment to Revolving Credit and Term Loan Agreement dated June 14, 1996, and that certain Third Amendment to Revolving Credit and Term Loan Agreement dated February 19, 1997 (as so amended and as the same may from time to time be further amended, modified, extended or renewed, the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the Loan Agreement); and"





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                 3.       Section 3(q) of the Security Agreement is hereby
deleted in its entirety and the following substituted in lieu thereof:

                          "(q)  if any Event of Default under this Agreement or
                 any event which with the passage of time or the giving of notice or both would constitute an Event of Default under this Agreement has occurred and is continuing, if requested by Secured Party, Borrower will immediately (i) conspicuously mark each original of each Lease with the following legend "THIS LEASE HAS BEEN ASSIGNED BY FALCONITE EQUIPMENT, INC. (FORMERLY KNOWN AS FALCONITE, INC.) TO CITIZENS BANK & TRUST COMPANY OF PADUCAH, PURSUANT TO A SECURITY AGREEMENT DATED OCTOBER 5, 1995, AS AMENDED" and deliver a copy of each Lease (as so marked) to Secured Party and/or (ii) deliver possession of all originals of each of the Leases to Secured Party, as requested by Secured Party;"

                 4. Section 3(y) of the Security Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "(y) as of the date hereof, the fair market value of
                 all of the Collateral located in the State of Tennessee does not exceed Twelve Percent (12%) of the total fair market value of all of the Collateral. Borrower will not, without the prior written consent of Secured Party (which consent shall not be unreasonably withheld) permit the fair market value of all of the Collateral located in the State of Tennessee to at any time exceed Twelve Percent (12%) of the total fair market value of all of the Collateral;"

                 5. Exhibit A attached to the Security Agreement is hereby deleted in its entirety and the Exhibit A attached to this Amendment is substituted in lieu thereof.

                 6. Exhibit C attached to the Security Agreement is hereby deleted in its entirety and the Exhibit C attached to this Amendment is substituted in lieu thereof.

                 7. Except to the extent specifically amended by this Amendment, all of the terms, provisions and conditions contained in the Security Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

                 8. All references in the Security Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Security Agreement as amended by this Amendment.




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                 9.       Borrower hereby represents and warrants to Secured
Party that:

                          (a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official or any other third party;

                          (b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which Borrower is a party or by which it is bound or to which it is subject;

                          (c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms; and

                          (d)     as of the date hereof, all of the
                 representations, warranties and covenants of Borrower set forth in the Security Agreement are true and correct and no Event of Default under or within the meaning of the Security Agreement has occurred and is continuing.

                 10. This Amendment shall be binding upon and inure to the benefit of Borrower and Secured Party and their respective successors and assigns, except that Borrower may not assign or delegate any of its rights or obligations hereunder.

                 11. This Amendment shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Kentucky (without reference to conflict of law principles).

                 12. In the event of any inconsistency or conflict between the Security Agreement and this Amendment, the terms, provisions and conditions contained in this Amendment shall govern and control.



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                 IN WITNESS WHEREOF, Borrower has executed this First Amendment to Security Agreement this 19th day of February, 1997.

                                        FALCONITE EQUIPMENT, INC.


                                        By: /s/ Mike Falconite
                                            ------------------------------
                                        Name:  Mike Falconite
                                              ----------------------------
                                        Title: President
                                               ---------------------------

                 Accepted this 19th day of February, 1997.

                                        CITIZENS BANK & TRUST COMPANY OF
                                        PADUCAH


                                        By: /s/ Scott Powell
                                            ------------------------------
                                        Name: Scott Powell
                                              ----------------------------
                                        Title: Senior Vice President
                                              ----------------------------



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                                   EXHIBIT A

             Additional Locations of Places of Business of Borrower

                                  723 Massman Drive
                                  Nashville, Tennessee 37210

                                  1515 North Cherry Street
                                  Knoxville, Tennessee 37917

                                  5321 Republic Avenue
                                  Memphis, Tennessee 38118

                                  589 Main Street HWY 95
                                  Calvert City, Kentucky 42029

                                  4303 Bi-State Industrial Drive
                                  St. Louis, Missouri 63128

                                  1044 South Riverside Drive
                                  Clarksville, Tennessee 37040

                                  1886 Fort Campbell Boulevard
                                  Clarksville, Tennessee 37042

                                  4717 Speedway Drive
                                  Fort Wayne, Indiana 46825

                                  1311 South Olive Street
                                  South Bend, Indiana 46619


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                                   EXHIBIT C

                           UCC-1 Financing Statements

                           McCracken County, Kentucky
                           Tennessee Secretary of State
                           Illinois Secretary of State
                           Missouri Secretary of State
                           St. Louis County, Missouri
                           Indiana Secretary of State
                           Arkansas Secretary of State
                           Mississippi Secretary of State
                           Alabama Secretary of State



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